Mineral Property Interests	12 Months Ended
Dec. 31, 2021
Mineral Property Interests
Mineral Property Interests
Note 11: Mineral property interests

The Company’s principal resource properties are located in Canada and prior to October 9, 2020, in Peru (note 6).

Quebec

Pursuant to the acquisition of Eastmain, the Company acquired interests in 12 properties within the James Bay district of Quebec (note 6). The principal projects acquired were:

Eau Claire

The Company owns a 100% interest in the Eau Claire project located immediately north of the Eastmain reservoir, approximately 10 kilometres (“km”) northeast of Hydro Quebec’s EM-1 hydroelectric power facility, 80 km north of the town of Nemaska, 320 km northeast of the town of Matagami, and 800 km north of Montreal, Quebec. The property consists of map-designated claims totaling approximately 23,000 hectares.

Eastmain Mine

The Eastmain Mine project hosts the Eastmain Mine gold deposit. The past-producing Eastmain Mine project comprises 152 mineral claims and an industrial lease. Located on the eastern most part of the Upper Eastmain River Greenstone Belt of the James Bay District of northern Quebec, the property covers approximately 80 km2 of highly prospective terrain.

In 2019, Benz Mining entered into an option agreement with Eastmain to allow Benz Mining the option to earn a 75% interest in the Eastmain Mine property in return for making option payments of $2,320 between October 2019 and October 2023, and incurring exploration expenditures of $3,500 on the property. The option payments may be settled in both cash and shares. Upon completion of the first option to earn 75%, Benz Mining may acquire the remaining 25% interest upon payment of $1,000 upon closing of project financing, and $1,500 upon commencement of commercial production. This option agreement was subsequently amended in April 2020 to grant Benz Mining the option to earn up to 100% of the Ruby Hill properties located to the west of the Eastmain Mine project. The Company would retain 1-2% net smelter royalties in respect of the properties option payments pursuant to the amended agreement are due annually in October.

During October 2021, the Company received $150 in cash and 174,658 common shares of Benz with a fair value of $110, in respect of the amended option agreement (2020 - $150 in cash and 124,177 common shares with a fair value of $100).

Éléonore South Joint Venture

The Éléonore South Joint Venture project consists of two separate blocks of map-designated claims, comprising a total of 282 claims covering approximately 147 km2 of the Opinaca area of James Bay, Quebec. The Éléonore West block consists of 34 mineral claims covering approximately 18 km2, while the Éléonore South block contains 248 claims extending over an area of approximately 130 km2. The project is a three-way joint venture agreement between Eastmain, Azimut Exploration Inc. (“Azimut”), and Goldcorp Canada Ltd. (“Goldcorp Canada”), a wholly owned subsidiary of Newmont Corporation. Project ownership is based on participation in the funding of annual exploration programs. As such, the project is held by the joint operation partners approximately as follows: Fury Gold 38.12%, Goldcorp Canada 38.11%, and Azimut 23.77%. The Company is currently designated as operator and the 2021 exploration program was funded 50% by the Company and 50% by Goldcorp Canada.

Nunavut

Committee Bay

The Company, through its wholly owned subsidiary North Country, owns a 100% interest in the Committee Bay project located in Nunavut, Canada. The Committee Bay project includes approximately 280,000 hectares situated along the Committee Bay Greenstone Belt located within the Western Churchill province of Nunavut. The Committee Bay project is subject to a 1% Net Smelter Royalty (“NSR”) on gold production, with certain portions subject to an additional 1.5% NSR. The 1.5% NSR is payable on only 7,596 hectares and can be purchased by the Company within two years of commencement of commercial production for $2,000 for each one-third (0.5%) of the 1.5% NSR.

Gibson MacQuoid

In 2017, the Company acquired a number of prospecting permits and mineral claims along the Gibson MacQuoid Greenstone Belt in Nunavut, Canada. In 2019, the Company staked additional claims, which overlapped the Company’s prospecting claims that expired in February 2020, to maintain a contiguous land package over the Company’s current areas of interest. The Company’s claims, which are located between the Meliadine deposit and Meadowbank mine, cover approximately 120 km of strike length of the prospective greenstone belt and total 51,622 hectares collectively.

British Columbia

Homestake Ridge

The Company, through its wholly owned subsidiary Homestake, owned a 100% interest in the Homestake Ridge project subject to a 2% NSR applicable to the Crown grants. The project covers approximately 7,500 hectares and is located in the Iskut-Stewart-Kisault gold belt in northwestern British Columbia. On February 25, 2022, the Company completed the sale of the Homestake Ridge project to Dolly Varden (note 1).

	Quebec	Nunavut	British Columbia	Peru(a)	Total

Balance at December 31, 2019	$-	$19,085	$16,060	$4,569	$39,714
Additions	-	-	-	4,246	4,246
Eastmain acquisition, mineral property interests acquired	125,606	-	-	-	125,606
Option payment received	(252)	-	-	-	(252)
Dispositions	-	-	-	(8,949)	(8,949)
Change in estimate of provision for site reclamation and closure	-	273	-	-	273
Currency translation adjustment	-	-	-	134	134
Balance at December 31, 2020	$125,354	$19,358	$16,060	$-	$160,772
Purchase of Homestake Ridge royalty	-	-	400	-	400
Option payment received	(260)	-	-	-	(260)
Disposition	(50)	-	-	-	(50)
Change in estimate of provision for site reclamation and closure (note 13)	50	(219)	-	-	(169)
Balance at December 31, 2021	$125,094	$19,139	$16,460	$-	$160,693

(a)	Peruvian operations were spun out to the Spincos as part of the Eastmain acquisition on October 9, 2020 and are disclosed as discontinued operations (note 6).

In July 2021, the Company sold certain mineral claims on the Radisson property for $50, payable in 18 months from date of purchase in either cash or common shares, at the election of the purchaser. Accordingly, $50 has been recognized as non-current accounts receivable.

In September 2021, the Company completed the purchase of a corporate 2% NSR on 14 mineral claims on the Homestake Ridge project for $400, comprising a $100 cash payment and 328,767 of common shares in the Company, with a fair value of $300.

In October 2021, the Company received an option payment of $260 from Benz Mining in respect of the option agreement for the Eastmain Mine and Ruby Hill properties, comprising of $150 cash and 174,658 common shares (year ended December 31, 2020 - $252, comprising of $150 cash and 124,177 shares) in Benz Mining with a fair value upon date of receipt of $110 (December 31, 2020 - $102).